INCOME TAXES, Reconciliation of Income taxes Computed at the Statutory Federal Income Tax Rate to Provision for Income Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2023	Mar. 31, 2022	Mar. 31, 2021
INCOME TAXES [Abstract]
Unrecognized tax benefits for uncertain tax positions	$ 0
Statutory federal income tax rate	21.00%	21.00%	21.00%
Reconciliation of income taxes to the statutory rate [Abstract]
Income tax expense computed at the U.S. statutory federal rate	$ 34,224	$ 30,845	$ 22,450
State income tax expense - net of federal benefit	8,754	8,937	6,941
Non-deductible executive compensation	1,708	1,749	2,052
Other	(1,068)	(247)	1,066
Provision for income taxes	$ 43,618	$ 41,284	$ 32,509
Effective income tax rate	26.80%	28.10%	30.40%